                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)


                                                                                          95-4655078
(State of Incorporation if not a U.S. national bank)            (I.R.S. Employer Identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CALIFORNIA                                                                        90067
(Address of Principal Executive Offices)                                                  (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                 J.P. Morgan Trust Company, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

                             NABORS INDUSTRIES, INC.
                                    (ISSUER)
                             NABORS INDUSTRIES LTD.
                                   (GUARANTOR)
            (Exact name of each Obligor as specified in its charter)

DELAWARE                                                                                          930711613
(State of Incorporation of Issuer)                           (I.R.S. Employer Identification No. of Issuer)

515 WEST GREENS ROAD, SUITE 1200
HOUSTON, TEXAS                                                                                        77067
(Address of Principal Executive Offices of Issuer)                                     (Zip Code of Issuer)

BERMUDA                                                                                           980363970
(State of Incorporation of Guarantor)                     (I.R.S. Employer Identification No. of Guarantor)

2ND FL. INTERNATIONAL TRADING CENTRE, WARRENS
ST. MICHAEL, BARBADOS                                                                                   N/A
(Address of Principal Executive Offices of Guarantor)                               (Zip Code of Guarantor)

             SERIES B ZERO COUPON SENIOR EXCHANGEABLE NOTES DUE 2023
                       (Title of the Indenture Securities)

                                     GENERAL

1.       GENERAL INFORMATION

         Furnish the following information as to the Trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

2.       AFFILIATIONS WITH THE OBLIGORS.

         If either Obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-14 OF THIS FORM T-1 BECAUSE NEITHER OBLIGOR IS IN DEFAULT AS PROVIDED UNDER ITEM 13.

15.      FOREIGN TRUSTEE.

         Not Applicable.

16.      LIST OF EXHIBITS.

         List below all exhibits filed as a part of this statement of eligibility and qualification.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329 filed on Form S-3 by INMC Mortgage Holdings, Inc. on December 2, 1997, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5.        Not Applicable.

         Exhibit 6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.*

         Exhibit 7.        Report of Condition of the Trustee as of September
                           30, 2004.*

         Exhibit 8.        Not Applicable.

         Exhibit 9.        Not Applicable.


* Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J.P. Morgan Trust Company, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, and State of Texas, on the 12th day of November, 2004.


                                             J.P. MORGAN TRUST COMPANY, NATIONAL
                                             ASSOCIATION



                                             By: /s/ Mary Jane Henson
                                                --------------------------------
                                                Name:    Mary Jane Henson
                                                Title:   Vice President

                                                                       EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 12, 2004


                                             J.P. MORGAN TRUST COMPANY, NATIONAL
                                             ASSOCIATION



                                             By: /s/ Mary Jane Henson
                                                --------------------------------
                                                Name:    Mary Jane Henson
                                                Title:   Vice President

                                                                       EXHIBIT 7

                        STATEMENT OF FINANCIAL CONDITION
                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                            AS OF SEPTEMBER 30, 2004


                                         ($000'S)
                                        ----------
ASSETS
     Cash and Due From Banks             $ 28,672
     Securities                           145,134
     Loans & Leases                       110,847
     Premises and Fixed Assets             11,202
     Intangible Assets                    384,284
     Goodwill                             201,011
     Other Assets                          45,941
                                        ---------
         TOTAL ASSETS                    $927,091

LIABILITIES
     Deposits                            $ 94,426
     Other Liabilities                     55,575
                                        ---------
         TOTAL LIABILITIES               $150,001

EQUITY CAPITAL
     Common Stock                        $    600
     Surplus                              701,587
     Retained Earnings                     74,903
                                        ---------
         TOTAL EQUITY CAPITAL            $777,090

TOTAL LIABILITIES AND EQUITY CAPITAL     $927,091

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

         J.P. MORGAN TRUST COMPANY,
         NATIONAL ASSOCIATION

         By: /s/ MARY JANE HENSON
            ----------------------
         Name:    Mary Jane Henson
         Title:   Vice President


         Date:    November 12, 2004